                                                                    EXHIBIT 10.7


                         ALLIANCE LAUNDRY HOLDINGS LLC

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of
                                                    ---------
May 5, 1998, by and among Alliance Laundry Holdings LLC, a Delaware limited liability company (together with its successors and permitted assigns, the "Company"), Raytheon Company, a Delaware corporation ("Raytheon"), Bain/RCL,
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L.L.C., a Delaware limited liability company ("Bain"), each of the
                                               ----
Securityholders listed on Schedule A attached hereto and each of the other
                          ----------
Persons who becomes a party to this Agreement after the date hereof pursuant to paragraphs 10(e) or 10(f) below. Capitalized terms used herein but not otherwise defined are defined in Section 9 hereof.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

          1.   DEMAND REGISTRATIONS.
               --------------------

          (a)  Requests for Registration.  At any time, the holders of a
               -------------------------
majority of the Bain Registrable Securities may request registration under the Securities Act of 1933, as amended (the "Securities Act"), of (x) all or any
                                         --------------
portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and (y) all or any portion of their
               -----------------------
Registrable Securities on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration ("Short-Form
                                                             ----------
Registrations"), if available.  All registrations requested pursuant to this
-------------
paragraph 1(a) are referred to herein as "Demand Registrations."  Each request
                                          --------------------
for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) Long-Form Registrations. The holders of a majority of the Bain
              -----------------------
Registrable Securities shall be entitled to request unlimited Long-Form Registrations in which the Company shall pay all Registration Expenses. The Company shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective. All Long-Form Registrations shall be underwritten registrations.

          (c) Short-Form Registrations.  In addition to the Long-Form
              ------------------------
Registrations provided pursuant to paragraph 1(b), the holders of a majority of the Bain Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Notwithstanding anything contained herein to the contrary, Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), the Company shall use
                                         ------------
its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. If the Company, pursuant to the request of the holders of a majority of the Bain Registrable Securities, is qualified to and has filed with the Securities and Exchange Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 under the Securities Act (the "Required Registration"), the Company shall use its best efforts to
          ---------------------
cause the Required Registration to be declared effective under the Securities Act as soon as practical after filing, and once effective, the Company shall cause such Required Registration to remain effective for a period ending on the earlier of (i) the date on which all Registrable Securities have been sold pursuant to the Required Registration or (ii) the date as of which the holders of Bain Registrable Securities (assuming such holders are affiliates of the Company) are able to sell all of the Bain Registrable Securities then held by them within a ninety-day period in compliance with Rule 144 under the Securities Act (the "Effective Period").
          ----------------

          (d) Priority on Demand Registrations.  The Company shall not include
              --------------------------------
in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Bain Registrable Securities. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in Section 5 hereof.

          (e) Restrictions on Demand Registrations.  The Company shall not be
              ------------------------------------
obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration. The Company shall be entitled to postpone, for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of at least a majority of the Bain Registrable Securities agree that such Demand Registration would be reasonably expected to have an adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in such
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                                      -2-
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event, the holders of a majority of Bain Registrable Securities requesting such
Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration.

          (f) Selection of Underwriters.  The holders of a majority of the Bain
              -------------------------
Registrable Securities included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval, which will not be unreasonably withheld.

          (g) Other Registration Rights.  Except as provided in this Agreement,
              -------------------------
the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Bain Registrable Securities.

          2.   PIGGYBACK REGISTRATIONS.
               -----------------------

          (a) Right to Piggyback.  Whenever the Company proposes to register any
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of its equity securities (including any proposed registration of the Company's securities by any third party) under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or
                                           ----------------------
not for sale for its own account, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice.

          (b) Piggyback Expenses.  The Registration Expenses of the holders of
              ------------------
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations.  If a Piggyback Registration is
              ---------------------------------
an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company shall include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder and (iii) third, other securities requested to be included in such registration

          (d) Priority on Secondary Registrations.  If a Piggyback Registration
              -----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities (and is not a Demand Registration), and the managing underwriters advise the Company in writing (with a copy

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to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder and (ii) second, other securities requested to be included in such registration.

          (e) Selection of Underwriters.  If any Piggyback Registration is an
              -------------------------
underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Bain Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld or delayed.

          (f) Other Registrations.  If the Company has previously filed a
              -------------------
registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

          3.   HOLDBACK AGREEMENTS.
               -------------------

          (a) To the extent not inconsistent with applicable law, each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the 10 days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to and during the 180-day period beginning on the effective date of any (x) underwritten Demand Registration, (y) underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form) or (z) post-effective amendment of a Required Registration pursuant to which an underwritten offering is to be effected, unless (in any such case) the underwriter managing the registered public offering otherwise agrees, and (ii) to cause each holder of its equity securities, or any securities convertible into or exchangeable or exercisable for equity securities purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          4.   REGISTRATION PROCEDURES.  Whenever the holders of Registrable
               -----------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided, that before filing a registration
                               --------
statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Bain Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

          (b) notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than 180 days (subject to extension pursuant to paragraph 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company shall not be required to (i) qualify
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generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company shall prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order;

          (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

          (n) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; provided, that such Registrable Securities constitute at least 10% of
         --------
the securities covered by such registration statement;

          (o) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

          (p) use reasonable efforts to cause certificates for the Registrable Securities covered by such registration statement to be delivered by the holders thereof to the underwriters in such denominations and registered in such names as the underwriters may request.

          5.   REGISTRATION EXPENSES.
               ---------------------

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company and fees and disbursements of all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company or the holders of Bain Registrable Securities (all such expenses being herein called "Registration Expenses"), shall be borne by the Company, except as
        ---------------------
otherwise expressly provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system (or any successor or similar system).

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel (in addition to local counsel) chosen by the holders of a majority of the Bain Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.   INDEMNIFICATION.
               ---------------

          (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, agents, and employees and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 6 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company
                                        --------  -------
shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests (and is customarily provided by selling stockholders) for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify and hold harmless the Company, and its respective directors, officers, agents and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such other indemnified party for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will
                      --------  -------
be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 6, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding subparagraphs of this Section 6, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 6. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to
               --------  -------
take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor.

          (d) No indemnifying party shall, without the written consent of each indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim without any payment or consideration provided or obligation incurred by any indemnified party and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (e) If the indemnification provided for in this Section 6 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (i) above but also the relative benefit of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the registration statement on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6, no seller of Registrable Securities shall be required to contribute pursuant to this Section 6 any amount in excess of the net proceeds received by such Seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

          (g) The indemnification and contribution required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          7.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.
               -------------------------------------------

          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s); provided, that no holder of Registrable Securities will be required to sell more
--------
than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten
--------
registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e).

          8.   RULE 144 REPORTING. With a view to making available the benefits
               ------------------
of certain rules and regulations of the Securities and Exchange Commission that may permit the sale of Registrable Securities to the public without registration, the Company agrees at all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Exchange Act to use its best efforts to:

          (a) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (c) so long as a holder owns any Registrable Securities, furnish to the holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a holder may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing a holder to sell any such securities without registration.

          9.   DEFINITIONS.
               -----------

          "Affiliate" is defined in the LLC Agreement as it exists on the date
           ---------
hereof.

          "Bain Group" is defined in the LLC Agreement as it exists on the date
           ----------
hereof.

          "Bain Registrable Securities" means (i) any Units issued to members of
           ---------------------------
the Bain Group pursuant to the Merger Agreement or otherwise acquired by members of the Bain Group, (ii) any securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of dividend or split or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, including a recapitalization or exchange; provided, however, that in the event that any
                              --------  -------
equity securities are issued which do not participate in the residual equity of the Company ("Non-Participating Securities"), such Non-Participating Securities
              ----------------------------
will not be Bain Registrable Securities.

          "BRS" means BRS/RCL Investment Corp., BCB Family Partners, L.P.,
           ---
Stephen C. Sherrill, NAZ Family Partners, L.P., H. Virgil Sherrill, Paul D. Kaminski, Nancy A. Zweng, Bruce C. Bruckmann, John Rice Edmonds, Donald J. Bruckmann, Susan Kaider, Harold O. Rosser, Marilena Tibrea, Walker C. Simmons, MLPF&S Custodian FBO Paul Kaminski and their Affiliates, Permitted Transferees (as defined in the Securityholders Agreement) and successors.

          "Common Units" is defined in the LLC Agreement as it exists on the
           ------------
date hereof.

          "LLC Agreement" means the Company's Amended and Restated Limited
           -------------
Liability Company Agreement, dated as of the date hereof, as amended or modified from time to time.

          "Merger Agreement" means that certain Agreement and Plan of Merger,
           ----------------
dated as of February 21, 1998, by and among Bain/RCL, L.L.C., RCL Acquisitions, L.L.C., Raytheon Company and Raytheon Commercial Laundry LLC, as amended or modified from time to time.

          "Other  Registrable Securities" means (i) any Common Units of  the
           -----------------------------
Company held by a Person who is a party to this Agreement that do not constitute Bain Registrable Securities and (ii) any securities of the Company issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of dividend or split or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange; provided, however, that in the event
                                          --------  -------
that any such securities are Non-Participating Securities, such Non-Participating Securities will not be Other Registrable Securities.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Registrable Securities" means collectively the Bain Registrable
           ----------------------
Securities and the Other Registrable Securities. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

          "Registration Expenses" is defined in Section 5 hereof.
           ---------------------

          "Securityholders Agreement" means that certain Securityholders
           -------------------------
Agreement, dated as of the date hereof, by and among the Company and the Securityholders a party thereto, as amended or modified from time to time.

          "Units" is defined in the LLC Agreement as it exists on the date
           -----
hereof.

          10.  MISCELLANEOUS.
               -------------

          (a) No Inconsistent Agreements.  The Company shall not hereafter enter
              --------------------------
into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Adjustments Affecting Registrable Securities.  Except as otherwise
              --------------------------------------------
permitted herein or by the LLC Agreement or Securityholders Agreement, the Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c) Remedies.  Any Person having rights under any provision of this
              --------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement. Nothing contained in this Agreement will be construed to confer upon any Person who is not a signatory hereto any rights or benefits, as a third party beneficiary or otherwise.

          (d) Amendments and Waivers.  Except as otherwise provided herein, no
              ----------------------
modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment or waiver is approved in writing by the Company and the holders of at least a majority of the Bain Registrable Securities then in existence; provided, that no such amendment or modification that
           --------
would adversely affect holders of one class or group of Registrable Securities in a manner different than holders of any other class or group of Registrable Securities (other than amendment and modifications required to implement the provisions of Section 10(e)), shall be effective against the holders of such class or group of Registrable Securities without the prior written consent of holders of at least a majority of Registrable Securities of such class or group adversely affected thereby; provided, further, that, so long as BRS or
                            --------  -------
Raytheon holds any Registrable Securities, no such amendment or modification that will adversely alter BRS' or Raytheon's respective rights granted pursuant to this Agreement shall be effective against BRS or Raytheon, respectively, without their consent (it being understood that the issuance or creation of new (in accordance with Section 7 of the Securityholders Agreement) or additional Registrable Securities, or new (in accordance with Section 7 of the Securityholders Agreement) or additional equity securities of the Company which will constitute Registrable Securities, or the addition of new parties to this Agreement, shall not be deemed to alter such rights). No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

          (e) Additional Parties.  The governing body of the Company shall be
              ------------------
entitled, but not obligated, with the consent of Persons holding at least a majority of the Bain Registrable Securities, to allow any purchaser of equity securities (or securities or rights convertible or exercisable into equity securities), of the same type and class of the Registrable Securities, to execute a counterpart to this Agreement and become a party hereto (each, an "Additional Party"), in which case the equity securities issued or issuable to
-----------------
any such Additional Party shall be deemed "Other Registrable Securities."
                                           ----------------------------
Except as set forth in this Section 10(e) and in Section 1(g), the Company will not grant to any other Persons any registration rights.

          (f) Successors and Assigns.  All covenants and agreements in this
              ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the purchasers or holders of any type of Registrable Securities are, except as otherwise described herein, also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Notwithstanding the foregoing, in order to obtain the benefit of this Agreement, any subsequent holder of Registrable Securities must execute a counterpart to this Agreement, thereby agreeing to be bound the terms hereof and, in connection with any such assignment described in this Section 10(f) (whether by operation of law or otherwise), such subsequent holder of Registrable Securities must also first comply with the terms and conditions (if any) contained in the LLC Agreement and the Securityholders Agreement in effect at the time of such assignment.

          (g) Determinations.  At all such times that the interest of holders of
              --------------
Registrable Securities in the Company are represented by Units or is otherwise represented by a percentage interest in the Company, each holder of Registrable Securities shall be deemed to hold one share of Registrable Securities for each dollar of Capital Contribution (as such term is defined in the LLC Agreement) made by such holder or its predecessor in interest.

          (h) Severability.  Whenever possible, each provision of this Agreement
              ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (i) Counterparts.   This Agreement may be executed in separate
              ------------
counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

          (j) Descriptive Headings; Interpretation.  The descriptive headings of
              ------------------------------------
this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word "including" in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement (including the LLC Agreement) will be given effect hereunder unless such Person has consented in writing to such amendment or modification. The use of the words "or," "either" and "any" shall not be exclusive.

          (K) GOVERNING LAW.   THIS AGREEMENT SHALL BE GOVERNED BY, AND
              -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. ANY DISPUTE RELATING HERETO SHALL BE HEARD IN THE STATE OR FEDERAL COURTS OF DELAWARE, AND THE PARTIES AGREE TO JURISDICTION AND VENUE THEREIN.

          (l) Notices.  Any notice provided for in this Agreement will be in
              -------
writing and will be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient and to any subsequent holder of Registrable Securities subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

          To the Company:
          --------------

          Alliance Laundry Holdings LLC
          c/o Bain Capital, Inc.
          Two Copley Place
          Boston, MA 02116
          Attention:  Robert C. Gay
                      Edward Conard
                      Stephen Zide

          with a copy to:
          --------------

          Kirkland & Ellis
          200 East Randolph Street
          Chicago, Il 60601
          Attention:  James L. Learner

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (m) No Strict Construction. The parties hereto have participated
              ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                               *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

                         ALLIANCE LAUNDRY HOLDINGS LLC

                         By:
                            ________________________________________
                         Its:
                             _______________________________________



                         BAIN/RCL, L.L.C.

                         By:
                            ________________________________________
                         Its:
                             _______________________________________



                         RAYTHEON COMPANY

                         By:
                            ________________________________________
                         Its:
                             _______________________________________

                         __________________________________________
                         THOMAS F. L'ESPERANCE


                         __________________________________________
                         HERMAN W. BEACH


                         __________________________________________
                         JEFFREY J. BROTHERS


                         __________________________________________
                         R. SCOTT GASTER


                         __________________________________________
                         BRUCE P. ROUNDS


                         __________________________________________
                         ROBERT T. WALLACE


                         __________________________________________
                         SCOTT L. SPILLER


                         __________________________________________
                         DAVID A. DOCKREY


                         __________________________________________
                         DARWIN K. GILMORE


                         __________________________________________
                         CHARLES O. REIFF


                         __________________________________________
                         LEE E. WILSON

                         __________________________________________
                         RICHARD J. CASEY


                         __________________________________________
                         JAY B. MCDONALD


                         __________________________________________
                         KIM M. SHADY


                         __________________________________________
                         D. MARK FREESMAN


                         __________________________________________
                         AL RIOS


                         __________________________________________
                         PAT ANDERSEN-SHEW



                         STIFEL, NICOLAUS CUSTODIAN FOR
                         PAULA K. L'ESPERANCE IRA

                         _______________________________



                         STIFEL, NICOLAUS CUSTODIAN FOR
                         THOMAS F. L'ESPERANCE IRA

                         _______________________________



                         STIFEL, NICOLAUS CUSTODIAN FOR
                         SCOTT L. SPILLER IRA

                         _______________________________



                         STIFEL, NICOLAUS CUSTODIAN FOR
                         BRUCE P. ROUNDS IRA

                         _______________________________

                         ROBERT W. BAIRD & CO INC. TTEE
                         FBO R SCOTT GASTER IRA

                         _______________________________



                         EDWARD JONES, CUST FBO
                         ROBERT T. WALLACE, IRA

                         _______________________________



                         DELAWARE CHARTER GUARANTEE AND
                         TRUST COMPANY, TTEE FOR
                         JEFFREY J. BROTHERS, IRA

                         _______________________________

BCB FAMILY PARTNERS, L.P.

By:             *                                  *
      -----------------------            -----------------------
      Name:                              STEPHEN C. SHERRILL
      Title:



NAZ FAMILY PARTNERS, L.P.

By:             *                                  *
      -----------------------            -----------------------
      Name:                              H. VIRGIL SHERRILL
      Title:


              *                                    *
-----------------------------            -----------------------
PAUL D. KAMINSKI                         NANCY A. ZWENG


              *                                    *
-----------------------------            -----------------------
BRUCE C. BRUCKMANN                       JOHN RICE EDMONDS


              *                                    *
-----------------------------            -----------------------
DONALD J. BRUCKMANN                      SUSAN KAIDER


              *                                    *
-----------------------------            -----------------------
HAROLD O. ROSSER                         MARILENA TIBREA


              *
-----------------------------
WALKER C. SIMMONS

MLPF&S CUSTODIAN FBO PAUL KAMINSKI

By:           *
    -------------------------




*By:
    ---------------------------
Name:   Stephen M. Sherrill
        -----------------------
Title:  Attorney-in-fact

BRS/RCL INVESTMENT CORP.

By:
     _______________________________
Its:
     _______________________________

                                   SCHEDULE A
                                   ----------

                                SECURITYHOLDERS


Thomas F. L'Esperance
Herman W. Beach
Jeffrey J. Brothers
R. Scott Gaster
Bruce P. Rounds
Robert T. Wallace
Scott L. Spiller
David A. Dockrey
Darwin K. Gilmore
Charles O. Reiff
Lee E. Wilson
Richard J. Casey
Jay B. McDonald
Kim M. Shady
D. Mark Freesman
Al Rios
Pat Andresen-Shew
BRS/RCL Investment Corp.
BCB Family Partners, L.P.
Stephen C. Sherrill
NAZ Family Partners, L.P.
H. Virgil Sherrill
Paul D. Kaminski
Nancy A. Zweng
Bruce C. Bruckmann
John Rice Edmonds
Donald J. Bruckmann
Susan Kaider
Harold O. Rosser
Marilena Tibrea
Walker C. Simmons
Stifel, Nicolaus Custodian for Paula K. L'Esperance IRA
Stifel, Nicolaus Custodian for Thomas F. L'Esperance IRA
Stifel, Nicolaus Custodian for Scott L. Spiller IRA
Stifel, Nicolaus Custodian for Bruce P. Rounds IRA
Robert W. Baird & Co Inc. TTEE FBO R Scott Gaster IRA
Edward Jones, Cust FBO Robert T. Wallace, IRA
Delaware Charter Guarantee and Trust Company, TTEE for Jeffrey J. Brothers, IRA